THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


                                 EIP MICROWAVE, INC.

                                 WARRANT CERTIFICATE

                                    July 20, 1998


     THIS WARRANT CERTIFICATE (this "WARRANT CERTIFICATE"), certifies that JAMES
N. CUTLER, JR., or the registered assigns thereof ("HOLDER"), is the owner of 100,000 warrants (the "Warrants"), each of which entitles Holder to purchase, as and when described herein, one share of Common Stock, $0.01 par value (collectively, the "WARRANT SHARES" or individually a "WARRANT SHARE"), of EIP Microwave, Inc., a Delaware corporation (the "COMPANY"), at a purchase price of $0.52 per share, during the term of this Warrant Certificate, subject to adjustment as provided in Section 6 hereof.

     1.   THE WARRANTS.  Each of the Warrants entitles Holder to purchase one
(1) fully paid and nonassessable Warrant Share (such number being subject to adjustment as provided in Section 6 hereof) on the terms and conditions herein set forth.

     2. PURCHASE PRICE. The purchase price (the "PURCHASE PRICE") of the Warrant Shares covered by the Warrant shall be $0.52 per Warrant Share.

     3. TERM OF THE WARRANTS. The term of the Warrants shall commence on the date hereof and all rights to purchase any of the Warrant Shares hereunder shall cease at 11:59 P.M. on July 1, 2000 (the "EXPIRATION DATE"), subject to earlier termination as provided herein. Except as may otherwise be provided in this Warrant Certificate, the Warrants granted hereunder may be exercised, to the extent provided in Section 5.1 hereof, at any time preceding the Expiration Date or expiration pursuant to Section 5.2 hereof. The purchase price of the Warrant Shares as to which the Warrants shall be exercised shall be paid in full at the time or exercise in cash or by check. Holder shall not have any rights of a holder of any of the Warrant Shares covered by the Warrants with respect to any shares of the Company's Common Stock not actually issued and delivered to Holder.

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

     4.   NONTRANSFERABILITY.

          4.1 GENERAL RESTRICTION ON TRANSFER. Except as otherwise expressly provided in this Section 4, Holder shall not sell, pledge, assign, hypothecate, encumber, alienate or otherwise transfer or dispose of ("TRANSFER") any or all of the Warrants or any interest therein.

          4.2 PERMITTED TRANSFERS. Notwithstanding Section 4.1 hereof, Holder may Transfer any or all of the Warrants either (a) to an Affiliate (as that term is defined in Rule 144(a) promulgated under the Securities Act of 1933, as amended) of Holder provided that, prior to such transfer, (i) the Company has received from Holder written notice of such proposed transfer and (ii) the transferee with respect to such transfer has agreed in writing (and the Company has received a copy of such writing) to be subject to the restrictions on transfer contained herein or (b) upon and in accordance with the Company's prior written consent; PROVIDED, HOWEVER, that Holder shall in no event Transfer any or all of the Warrants (or any interest therein) at any time except in compliance with applicable federal and state securities laws. Any transferee under this Section 4.2 shall take the Warrant(s) transferred to such transferee subject to the restrictions on transfer set forth in this Section 4.

          4.3 PROHIBITED TRANSFERS; NULL AND VOID. Any attempt to Transfer in violation of this Section 4 shall be null and void, and neither the Company nor any transfer agent shall give any effect in the Company's records to any such attempt to Transfer.

     5.   EXERCISABILITY AND EXPIRATION.

          5.1 EXERCISABILITY. The Warrants (until expiration or termination) shall be exercisable only to the extent of 20,000 Warrants after the Holder has advanced $100,000 to the Company pursuant to the Subordinated Loan Agreement dated as of July 20, 1998 between the Company and the Holder, and to the extent of an additional 20,000 Warrants after each additional advance of $100,000 by the Holder to the Company pursuant thereto.

          5.2 EXPIRATION. In addition to any other event causing an expiration or termination of this Warrant Certificate, these Warrants shall expire and all rights to purchase any or all of the Warrant Shares shall cease (to the extent not theretofore terminated or expired as herein provided) upon the effective date of (a) the dissolution or liquidation of the Company, (b) a merger, consolidation, acquisition of property or shares, separation or reorganization of the Company, with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, (c) a sale of substantially all of the property or shares of the Company to another entity, corporate or otherwise, or (d) a "reverse" merger by which the Company is acquired but is the surviving entity. The Company shall cause written notice to be given to Holder of any such proposed transaction not less than fifteen (15) days prior to the anticipated effective date thereof, and Holder shall have the right to exercise these Warrants at any time prior to the effective date of (i) the termination of the Warrants, or (ii) such proposed transaction, whichever is earlier.

     6. ADJUSTMENTS FOR STOCK SPLITS, CONSOLIDATIONS, ETC. The number and class of shares subject to this Warrant Certificate shall be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of the Company's Common Stock,

                                        2

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without receipt of consideration by the Company, which result from a split-up or consolidation of shares, payment of a share dividend, a recapitalization, combination of shares or other like capital adjustment, so that, upon exercise of this Warrant Certificate, Holder shall receive the number and class of shares it would have received had it been the holder of the number of shares of Common Stock in the Company, for which this Warrant Certificate is being exercised, on the date of such change or increase or decrease in the number of issued shares of Common Stock in the Company. Subject to any required action by its stockholders, if the Company shall be a surviving entity in any reorganization, merger or consolidation (except a "reverse" merger under Section 5(d) hereof), this Warrant Certificate shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of Common Stock in the Company subject to this Warrant Certificate would have been entitled upon the effectiveness of such reorganization, merger or consolidation. Adjustments under this Section 6 shall be made by the Board of Directors or a committee thereof, whose determination with respect thereto shall be final and conclusive. No fractional share shall be issued under this Warrant Certificate or upon any such adjustment.

     7. METHOD OF EXERCISING WARRANTS. Subject to the terms and conditions of this Warrant Certificate, this Warrant Certificate may be exercised by Holder
(a) by giving written notice to the Secretary of the Company stating the number of the Warrant Shares with respect to which this Warrant Certificate is being exercised and (b) tendering payment of the Purchase Price for each of the Warrant Shares to be purchased. The Purchase Price for all of the Warrant Shares to be purchased upon any exercise under this Warrant Certificate must be paid in full upon such exercise. Payment shall be made in cash or such other form of consideration as the Board of Directors may permit. Holder's exercise notice provided for above shall be accompanied by (i) this Warrant Certificate (for appropriate endorsement by the Company to reflect such exercise), (ii) a completed and executed Investor's Certificate in substantially the form attached hereto as EXHIBIT A, and (iii) such other agreements and documents as may be reasonably requested by the Company. As soon as practicable after the exercise of this Warrant Certificate and compliance in full by Holder with this
Section 7, Holder shall be entitled to receive a stock certificate evidencing ownership of the Warrant Shares purchased. The certificate or certificates for the shares as to which the Warrants shall have been so exercised shall be registered in the name of the person so exercising the Warrants and shall be delivered, as provided above, to or upon the written order of the person so exercising the Warrants. In the event the Warrants shall be exercised by any person other than the Holder in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Warrants. All of the Warrant Shares that shall be purchased upon the exercise of the Warrants as provided herein shall be fully paid and nonassessable. Holder shall not be entitled to the privileges of share ownership as to any shares of the Company's Common Stock not actually issued and delivered to Holder. Holder hereby certifies that all shares of Common Stock in the Company purchased or to be purchased by it pursuant to the exercise of this Warrant Certificate are being, or are to be, acquired by Holder for investment, and not with a view to the distribution thereof.

     8. GENERAL. The Company shall at all times during the term of the Warrants reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Warrant Certificate, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses

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necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     IN WITNESS WHEREOF, the Company has executed and delivered this Warrant Certificate as of the date first set forth above.

                              THE COMPANY

                              EIP MICROWAVE, INC.
                              1745 McCandless Drive
                              Milpitas, CA 95035-8024
                              Fax Number:  (408) 945-6312



                              By:  /s/ J. BRADFORD BISHOP
                                   -------------------------------------
                                   J. Bradford Bishop
                                   Chairman and Chief Executive Officer


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


                                                               EXHIBIT A TO THE
                                                            WARRANT CERTIFICATE

                          INVESTOR'S CERTIFICATE


                                                 Date: _____________ ___, 199__


     I, the undersigned, hereby certify that all of the shares of common stock of EIP Microwave, Inc. (the "COMPANY") being purchased by me pursuant to the exercise on this date of certain warrants granted to me by the Company (evidenced by the warrant certificate issued to me by the Company on July 20, 1998) are being acquired by me for investment and not with a view to the distribution thereof. I hereby reconfirm the representations and warranties contained in Section 5 of the Subordinated Loan Agreement dated as of July 20, 1998 between the Company and the undersigned, with respect to all such shares of the Company's common stock.




                              Signature



                              -------------------------------
                              James N. Cutler, Jr.


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